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                                                                   EXHIBIT 10(t)

             LIST OF EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS

Exhibit No.                                Description
-----------                                -----------

  10(a) Employment Agreement, dated July 30, 1992, between the Company and Gary W. Krat, is incorporated herein by reference to Exhibit 10(e) of the Company's 1992 Annual Report on Form 10-K, filed November 30, 1992.

  10(b) Employment Agreement, dated July 14, 1992, between the Company and Michael L. Fowler, is incorporated herein by reference to Exhibit 10(f) to the Company's 1992 Annual Report on Form 10-K, filed November 30, 1992.

  10(c) Employment Agreement, dated April 17, 1995, between the Company and Joseph M. Tumbler, is incorporated herein by reference to Exhibit 10(a) to the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995, filed August 14, 1995.

  10(d) Employment Agreement, dated April 27, 1995, between the Company and Jay S. Wintrob, is incorporated herein by reference to Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995, filed August 14, 1995.

  10(e) 1988 Employee Stock Plan, is incorporated herein by reference to Exhibit B to the Company's and Kaufman and Broad Home Corporation's Notice of and Joint Proxy Statement for Special Meeting of Shareholders, filed January 24, 1989.

  10(f) Amended and Restated 1978 Employee Stock Option Plan Program, is incorporated herein by reference to Appendix A to the Company's Notice of 1987 Annual Meeting of Shareholders and Proxy Statement, filed March 24, 1987.

  10(g) Executive Deferred Compensation Plan is incorporated herein by reference to Exhibit 10(l) to the Company's 1985 Annual Report on Form 10-K, filed February 27, 1986.

  10(h) 1987 Restricted Stock Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1988 Annual Meeting of Shareholders and Proxy Statement, filed March 22, 1988.

  10(i) Executive Deferred Compensation Plan, dated as of October 1, 1989, is incorporated herein by reference to Exhibit 10(h) to the Company's 1994 Annual Report on Form 10-K, filed December 1, 1994.

  10(j) SunAmerica Supplemental Deferral Plan is incorporated herein by reference to Exhibit 10(m) to the Company's 1989 Annual Report on Form 10-K, filed December 20, 1989.

  10(k) Long-Term Performance-Based Incentive Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1994 Annual Meeting of Shareholders and Proxy Statement, filed December 21, 1993.

  10(l) Performance Incentive Compensation Plan is incorporated herein by reference to the Company's Notice of 1995 Annual Meeting of Shareholders and Proxy Statement, filed December 1, 1994.

  10(m) 1995 Performance Stock Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1995 Annual Meeting of Shareholders and Proxy Statement, filed December 1, 1994.